UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2013

ANSYS, Inc.
  (Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (724) 746-3304

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2013 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, as well as a Prepared Remarks document, a copy of which is also attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.	Press release dated May 2, 2013
Exhibit 99.2.	Prepared Remarks dated May 2, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, Inc.
(Registrant)

May 2, 2013	/s/ James E. Cashman III
(Date)	James E. Cashman III
President and Chief Executive Officer

Exhibit Index
99.1	Press release dated May 2, 2013
99.2	Prepared Remarks dated May 2, 2013